Summary of Significant Accounting Policies - Summary of Reconciles Cash, Cash equivalents and Restricted Cash (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
Cash and cash equivalents	$ 79,865	$ 173,180	$ 55,790	$ 83,448
Restricted cash	2,470	616	616	616
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated statements of cash flows	$ 82,335	$ 173,796	$ 56,406	$ 84,064	$ 117,800